UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2025

Date of reporting period: October 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

Class A:STHAX

October 31, 2025

SCAN ME

Please scan QR code for Fund Information

AB Sustainable Thematic Credit Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Sustainable Thematic Credit Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/STHAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$88	0.85%

How did the Fund perform last year? What affected the Fund's performance?

During the 12-month period ended October 31, 2025, all share classes of the Portfolio underperformed the Bloomberg US Corporate Bond Index (the “benchmark”), before sales charges. Relative to the benchmark, security selection was the largest positive contributor to performance, with gains primarily driven by successful investments in particular corporate bond holdings. In contrast, country and yield-curve positioning were the largest detractors, as exposures along various points of the curve, particularly at the longer end and country allocation decisions did not fully offset losses from other segments. Sector allocation had a neutral impact on results, while currency allocations had a minimal effect during the period.

During the 12-month period, the Portfolio utilized US Treasury futures to manage duration, country exposure and yield-curve positioning during the period. Currency forwards were used to hedge currency risk during the period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection contributed the most to performance.

Top detractors from performance:

  During the 12-month period, country and yield-curve positioning detracted the most from results.

Class A:STHAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A (with sales charges)	Bloomberg US Corporate Bond Index
05/21	$9,579	$10,000
10/21	$9,770	$10,246
10/22	$7,671	$8,241
10/23	$7,857	$8,469
10/24	$8,943	$9,623
10/25	$9,477	$10,260

Average Annual Total Returns

	1 Year	Since Inception 05/10/21
Class A (without sales charges)	5.97%	-0.24%
Class A (with sales charges)	1.49%	-1.19%
Bloomberg US Corporate Bond Index	6.62%	0.58%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-sustainable-thematic-credit-portfolio.A.018529503.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$286,128,202
# of Portfolio Holdings	301
Portfolio Turnover Rate	116%
Total Advisory Fees Paid (Net)	$1,123,206

Class A:STHAX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Corporates - Investment Grade	94.9%
Corporates - Non-Investment Grade	1.8%
Supranationals	0.4%
Governments - Sovereign Bonds	0.3%
Local Governments - US Municipal Bonds	0.3%
Emerging Markets - Corporate Bonds	0.1%
Short-Term Investments	1.2%
Other assets less liabilities	1.0%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	72.4%
United Kingdom	7.3%
France	3.1%
Spain	2.3%
Germany	2.2%
Italy	2.1%
Canada	1.5%
Switzerland	1.3%
Japan	1.0%
Chile	1.0%
Ireland	0.8%
Sweden	0.7%
Peru	0.4%
Others	1.7%
Short-Term Investments	1.2%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

You can find additional information at https://www.abfunds.com/link/AB/STHAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

STC-A-0153-1025

Class A:STHAX

3

Advisor Class:STHYX

October 31, 2025

SCAN ME

Please scan QR code for Fund Information

AB Sustainable Thematic Credit Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Sustainable Thematic Credit Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/STHYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$62	0.60%

How did the Fund perform last year? What affected the Fund's performance?

During the 12-month period ended October 31, 2025, all share classes of the Portfolio underperformed the Bloomberg US Corporate Bond Index (the “benchmark”), before sales charges. Relative to the benchmark, security selection was the largest positive contributor to performance, with gains primarily driven by successful investments in particular corporate bond holdings. In contrast, country and yield-curve positioning were the largest detractors, as exposures along various points of the curve, particularly at the longer end and country allocation decisions did not fully offset losses from other segments. Sector allocation had a neutral impact on results, while currency allocations had a minimal effect during the period.

During the 12-month period, the Portfolio utilized US Treasury futures to manage duration, country exposure and yield-curve positioning during the period. Currency forwards were used to hedge currency risk during the period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection contributed the most to performance.

Top detractors from performance:

  During the 12-month period, country and yield-curve positioning detracted the most from results.

Advisor Class:STHYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	Bloomberg US Corporate Bond Index
05/21	$10,000	$10,000
10/21	$10,212	$10,246
10/22	$8,038	$8,241
10/23	$8,253	$8,469
10/24	$9,418	$9,623
10/25	$10,004	$10,260

Average Annual Total Returns

	1 Year	Since Inception 05/10/21
Advisor Class	6.22%	0.01%
Bloomberg US Corporate Bond Index	6.62%	0.58%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-sustainable-thematic-credit-portfolio.Advisor.018529602.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$286,128,202
# of Portfolio Holdings	301
Portfolio Turnover Rate	116%
Total Advisory Fees Paid (Net)	$1,123,206

Advisor Class:STHYX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Corporates - Investment Grade	94.9%
Corporates - Non-Investment Grade	1.8%
Supranationals	0.4%
Governments - Sovereign Bonds	0.3%
Local Governments - US Municipal Bonds	0.3%
Emerging Markets - Corporate Bonds	0.1%
Short-Term Investments	1.2%
Other assets less liabilities	1.0%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	72.4%
United Kingdom	7.3%
France	3.1%
Spain	2.3%
Germany	2.2%
Italy	2.1%
Canada	1.5%
Switzerland	1.3%
Japan	1.0%
Chile	1.0%
Ireland	0.8%
Sweden	0.7%
Peru	0.4%
Others	1.7%
Short-Term Investments	1.2%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

You can find additional information at https://www.abfunds.com/link/AB/STHYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

STC-ADV-0153-1025

Advisor Class:STHYX

3

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Sustainable Thematic Credit Portfolio	2024	$47,250	$—	$22,920
	2025	$47,250	$—	$19,435

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Sustainable Thematic Credit Portfolio	2024	$2,047,226	$22,920
			$—
			$(22,920)
	2025	$1,643,879	$19,435
			$—
			$(19,435)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez	Garry L. Moody
Carol C. McMullen	Jeanette Loeb
R. Jay Gerken	Jeffrey R. Holland
Emilie D. Wrapp

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

October 31, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

October 31, 2025

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 94.9%
Industrial – 46.1%
Basic – 1.0%
Inversiones CMPC SA 3.85%, 01/13/2030(a)	U.S.$	905	$862,917
Sealed Air Corp. 1.57%, 10/15/2026(a)		1,485	1,444,435
Sociedad Quimica y Minera de Chile SA 6.50%, 11/07/2033(a)		536	575,533

			2,882,885

Capital Goods – 4.9%
Eaton Capital ULC 4.45%, 05/09/2030		1,419	1,432,078
Entegris, Inc. 4.75%, 04/15/2029(a)		390	387,310
John Deere Capital Corp. 3.35%, 04/18/2029		1,831	1,792,765
Parker-Hannifin Corp. 3.25%, 03/01/2027		1,845	1,827,188
3.25%, 06/14/2029		999	970,888
4.50%, 09/15/2029		207	209,995
Republic Services, Inc. 4.875%, 04/01/2029		1,793	1,837,757
Trane Technologies Financing Ltd. 5.25%, 03/03/2033		1,700	1,768,589
Waste Management, Inc. 4.50%, 03/15/2028		910	920,343
Xylem, Inc./NY 1.95%, 01/30/2028		2,411	2,304,521
2.25%, 01/30/2031		622	562,549

			14,013,983

Communications - Media – 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.83%, 10/23/2055		630	626,659
Comcast Corp. 5.50%, 05/15/2064		1,624	1,496,051
Time Warner Cable Enterprises LLC 8.375%, 07/15/2033		1,337	1,552,742
Time Warner Cable LLC 4.50%, 09/15/2042		1,173	927,857
6.75%, 06/15/2039		1,728	1,771,141

			6,374,450

ABFunds.com	AB Sustainable Thematic Credit Portfolio 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.6%
AT&T, Inc. 4.10%, 02/15/2028	U.S.$	1,767	$1,764,084
T-Mobile USA, Inc. 3.875%, 04/15/2030		172	168,437
TELUS Corp. 3.40%, 05/13/2032		1,966	1,807,106
7.00%, 10/15/2055		630	670,834

			4,410,461

Consumer Cyclical - Automotive – 3.6%
American Honda Finance Corp. 5.15%, 07/09/2032		99	101,684
5.20%, 03/05/2035		790	805,582
Series G 4.45%, 10/22/2027		582	586,085
4.90%, 07/09/2027		1,712	1,733,815
Ford Motor Co. 3.25%, 02/12/2032		2,171	1,891,890
6.10%, 08/19/2032		213	218,781
Ford Motor Credit Co. LLC 5.87%, 10/31/2035		583	575,912
5.92%, 03/20/2028		471	481,135
6.53%, 03/19/2032		679	708,854
7.12%, 11/07/2033		774	832,388
7.35%, 03/06/2030		616	659,682
General Motors Financial Co., Inc. 2.40%, 04/10/2028		130	124,296
4.20%, 10/27/2028		848	846,502
Honda Motor Co., Ltd. 4.44%, 07/08/2028		428	430,743
Qnity Electronics, Inc. 5.75%, 08/15/2032(a)		323	328,548

			10,325,897

Consumer Cyclical - Other – 1.3%
JH North America Holdings, Inc. 5.875%, 01/31/2031(a)		152	154,824
6.125%, 07/31/2032(a)		174	178,577
Sekisui House US, Inc. 6.00%, 01/15/2043		3,677	3,463,036

			3,796,437

Consumer Cyclical - Retailers – 0.2%
CK Hutchison International 23 Ltd. 4.875%, 04/21/2033(a)		404	410,775

Consumer Non-Cyclical – 14.1%
AbbVie, Inc. 4.80%, 03/15/2027		1,200	1,212,431
4.80%, 03/15/2029		1,793	1,834,465

2 AB Sustainable Thematic Credit Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Amgen, Inc. 3.20%, 11/02/2027	U.S.$	1,804	$1,775,265
Archer-Daniels-Midland Co. 2.90%, 03/01/2032		2,034	1,864,212
CVS Health Corp. 1.30%, 08/21/2027		60	56,996
3.625%, 04/01/2027		1,854	1,838,581
4.30%, 03/25/2028		1,716	1,718,584
DH Europe Finance II SARL 2.60%, 11/15/2029		1,863	1,759,027
Eli Lilly & Co. 4.00%, 10/15/2028		75	75,256
4.50%, 02/09/2029		825	838,831
4.95%, 02/27/2063		1,887	1,741,069
5.20%, 08/14/2064		2,429	2,332,218
General Mills, Inc. 3.20%, 02/10/2027		576	569,632
Gilead Sciences, Inc. 2.95%, 03/01/2027		1,079	1,066,243
HCA, Inc. 4.30%, 11/15/2030		346	344,307
IQVIA, Inc. 5.70%, 05/15/2028		1,006	1,036,757
6.25%, 02/01/2029		1,660	1,749,795
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	149,476
Kellanova 2.10%, 06/01/2030		1,994	1,812,977
3.40%, 11/15/2027		1,064	1,051,732
Kenvue, Inc. 5.05%, 03/22/2053		62	56,604
5.20%, 03/22/2063		1,478	1,348,662
Kraft Heinz Foods Co. 6.50%, 02/09/2040		1,240	1,344,241
Merck & Co., Inc. 1.90%, 12/10/2028		1,800	1,694,611
3.40%, 03/07/2029		1,871	1,834,437
Pfizer Investment Enterprises Pte. Ltd. 5.34%, 05/19/2063		1,593	1,509,479
Pfizer, Inc. 2.625%, 04/01/2030		828	778,891
Roche Holdings, Inc. 4.20%, 09/09/2029(a)		1,295	1,301,334
Sutter Health 5.16%, 08/15/2033		182	187,932
Sysco Corp. 2.40%, 02/15/2030		2,053	1,902,771

ABFunds.com	AB Sustainable Thematic Credit Portfolio 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	U.S.$	1,762	$1,605,106
5.80%, 07/05/2064		371	374,268
Takeda US Financing, Inc. 5.20%, 07/07/2035		1,379	1,403,349
Wyeth LLC 5.95%, 04/01/2037		265	287,035

			40,456,574

Other Industrial – 0.6%
CK Hutchison International 16 Ltd. 2.75%, 10/03/2026(a)		1,793	1,769,572

Services – 3.9%
Amazon.com, Inc. 2.70%, 06/03/2060		3,070	1,793,955
4.10%, 04/13/2062		2,283	1,813,911
Mastercard, Inc. 1.90%, 03/15/2031		2,603	2,324,024
3.85%, 03/26/2050		2,565	2,050,357
S&P Global, Inc. 2.70%, 03/01/2029		1,587	1,519,500
2.90%, 03/01/2032		863	793,280
4.25%, 05/01/2029		867	870,751

			11,165,778

Technology – 12.7%
Analog Devices, Inc. 1.70%, 10/01/2028		1,914	1,795,748
2.10%, 10/01/2031		1,008	890,248
3.50%, 12/05/2026		362	360,075
Apple, Inc. 2.85%, 08/05/2061		2,999	1,818,873
Applied Materials, Inc. 4.00%, 01/15/2031		1,130	1,120,598
Autodesk, Inc. 2.40%, 12/15/2031		2,712	2,405,552
Broadcom, Inc. 2.45%, 02/15/2031		1,816	1,656,787
4.11%, 09/15/2028		1,250	1,251,393
4.15%, 02/15/2028		232	232,611
4.20%, 10/15/2030		621	619,556
5.05%, 07/12/2027		255	259,178
Cisco Systems, Inc. 4.75%, 02/24/2030		1,329	1,361,624
5.05%, 02/26/2034		658	678,367
5.35%, 02/26/2064		1,656	1,608,355
Dell International LLC/EMC Corp. 4.15%, 02/15/2029		844	843,130

4 AB Sustainable Thematic Credit Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fiserv, Inc. 3.50%, 07/01/2029	U.S.$	1,835	$1,765,930
Foundry JV Holdco LLC 5.90%, 01/25/2030(a)		315	331,022
5.90%, 01/25/2033(a)		1,129	1,187,461
6.15%, 01/25/2032(a)		336	358,012
6.25%, 01/25/2035(a)		249	265,537
International Business Machines Corp. 1.95%, 05/15/2030		1,545	1,403,575
5.00%, 02/10/2032		1,063	1,094,125
Intuit, Inc. 1.65%, 07/15/2030		2,024	1,808,924
Microsoft Corp. 3.04%, 03/17/2062		1,166	750,041
Oracle Corp. 3.25%, 11/15/2027		389	381,579
4.30%, 07/08/2034		1,716	1,610,148
5.50%, 08/03/2035		743	750,595
6.10%, 09/26/2065		1,408	1,338,160
6.125%, 08/03/2065		1,795	1,718,931
6.50%, 04/15/2038		169	181,038
6.90%, 11/09/2052		489	521,478
Salesforce, Inc. 1.50%, 07/15/2028		2,941	2,765,167
SK hynix, Inc. 6.375%, 01/17/2028(a)		485	506,733
VMware LLC 4.70%, 05/15/2030		545	552,598

			36,193,149

			131,799,961

Financial Institutions – 39.6%
Banking – 24.7%
AIB Group PLC 5.32%, 05/15/2031(a)		1,078	1,111,246
5.87%, 03/28/2035(a)		851	896,048
Ally Financial, Inc. 6.70%, 02/14/2033		1,173	1,224,315
6.85%, 01/03/2030		602	635,141
6.99%, 06/13/2029		503	528,551
Banco Bilbao Vizcaya Argentaria SA 6.03%, 03/13/2035		1,800	1,915,698
6.14%, 09/14/2028		400	413,393
7.88%, 11/15/2034		600	699,368
Banco Santander SA 6.03%, 01/17/2035		1,000	1,074,952
6.35%, 03/14/2034		200	215,247
6.92%, 08/08/2033		800	887,834

ABFunds.com	AB Sustainable Thematic Credit Portfolio 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of America Corp. 3.85%, 03/08/2037	U.S.$	1,660	$1,557,295
6.20%, 11/10/2028		1,373	1,428,128
Bank of Ireland Group PLC 5.60%, 03/20/2030(a)		268	277,924
Bank of Nova Scotia (The) 4.59%, 05/04/2037		1,989	1,933,488
Barclays PLC 2.28%, 11/24/2027		200	195,928
5.09%, 02/25/2029		968	984,747
5.335%, 09/10/2035		1,295	1,313,867
6.22%, 05/09/2034		297	319,876
6.69%, 09/13/2034		200	221,268
7.12%, 06/27/2034		544	608,847
BNP Paribas SA 4.625%, 02/25/2031(a)(b)		412	372,014
4.79%, 05/09/2029(a)		804	810,839
BPCE SA 2.045%, 10/19/2027(a)		1,574	1,540,404
3.12%, 10/19/2032(a)		250	222,241
CaixaBank SA 6.04%, 06/15/2035(a)		977	1,040,851
6.84%, 09/13/2034(a)		388	432,785
Capital One Financial Corp. 4.49%, 09/11/2031		1,403	1,392,426
5.20%, 09/11/2036		982	974,780
7.96%, 11/02/2034		907	1,069,498
Citigroup, Inc. 4.54%, 09/19/2030		1,287	1,294,464
4.79%, 03/04/2029		1,340	1,357,306
5.45%, 06/11/2035		82	85,082
5.83%, 02/13/2035		467	485,174
6.17%, 05/25/2034		781	829,475
Credit Agricole SA 4.82%, 09/25/2033(a)		391	388,354
5.22%, 05/27/2031(a)		953	977,152
5.86%, 01/09/2036(a)		695	732,956
Danske Bank A/S 4.61%, 10/02/2030(a)		479	481,862
Deutsche Bank AG/New York NY 3.73%, 01/14/2032		462	435,063
3.74%, 01/07/2033		920	849,515
4.95%, 08/04/2031		154	155,414
5.37%, 01/10/2029		239	243,784
6.72%, 01/18/2029		249	260,979
7.08%, 02/10/2034		818	896,912
HSBC Holdings PLC 3.97%, 05/22/2030		550	542,319

6 AB Sustainable Thematic Credit Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.04%, 03/13/2028	U.S.$	419	$417,707
4.62%, 11/06/2031		808	809,115
4.755%, 06/09/2028		604	608,698
5.13%, 11/19/2028		440	447,395
5.73%, 05/17/2032		1,244	1,308,917
6.16%, 03/09/2029		200	208,195
6.50%, 09/15/2037		631	680,734
7.40%, 11/13/2034		376	429,358
ING Groep NV 4.86%, 03/25/2029		784	794,353
Intesa Sanpaolo SpA 4.95%, 06/01/2042(a)		1,868	1,593,399
7.78%, 06/20/2054(a)		913	1,098,445
JPMorgan Chase & Co. 6.07%, 10/22/2027		1,736	1,766,900
Lloyds Banking Group PLC 4.82%, 06/13/2029		1,359	1,378,247
5.09%, 11/26/2028		1,000	1,016,585
5.72%, 06/05/2030		866	906,243
7.95%, 11/15/2033		533	620,756
Morgan Stanley 4.99%, 04/12/2029		105	106,976
5.04%, 07/19/2030		253	259,252
6.63%, 11/01/2034		431	483,052
Morgan Stanley Bank NA 5.02%, 01/12/2029		735	747,538
Nationwide Building Society 2.97%, 02/16/2028(a)		1,065	1,047,785
4.35%, 09/30/2030(a)		442	440,318
4.65%, 07/14/2029(a)		265	267,226
5.54%, 07/14/2036(a)		332	341,993
NatWest Group PLC 3.03%, 11/28/2035		268	245,245
4.96%, 08/15/2030		766	780,831
Nordea Bank Abp 6.625%, 03/26/2026(a)(b)		343	345,216
Santander UK Group Holdings PLC 2.47%, 01/11/2028		514	502,884
4.32%, 09/22/2029		1,057	1,054,040
Shinhan Bank Co., Ltd. 4.375%, 04/13/2032(a)		385	376,950
Skandinaviska Enskilda Banken AB 4.50%, 09/03/2030(a)		1,114	1,115,204
Societe Generale SA 5.44%, 10/03/2036(a)		533	533,785
7.13%, 01/19/2055(a)		1,763	1,887,446
7.37%, 01/10/2053(a)		963	1,056,849

ABFunds.com	AB Sustainable Thematic Credit Portfolio 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 2.61%, 01/12/2028(a)	U.S.$	920	$901,669
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(b)		1,000	947,918
Synchrony Financial 5.02%, 07/29/2029		95	95,633
7.25%, 02/02/2033		2,028	2,147,567
UBS Group AG 2.095%, 02/11/2032(a)		255	225,296
6.54%, 08/12/2033(a)		1,319	1,456,982
7.125%, 08/10/2034(a)(b)		256	260,488
9.25%, 11/13/2028(a)(b)		219	238,413
UniCredit SpA 5.86%, 06/19/2032(a)		665	675,595
7.30%, 04/02/2034(a)		1,119	1,200,115
Westpac Banking Corp. Series G 4.32%, 11/23/2031		554	552,681

			70,694,804

Insurance – 4.4%
Allianz SE 3.20%, 10/30/2027(a)(b)		1,400	1,316,199
Athene Global Funding 5.03%, 07/17/2030(a)		960	971,352
5.32%, 11/13/2031(a)		262	267,007
5.53%, 07/11/2031(a)		479	492,884
5.54%, 08/22/2035(a)		527	532,571
Centene Corp. 2.50%, 03/01/2031		513	441,763
3.00%, 10/15/2030		2,064	1,845,915
Hartford Insurance Group, Inc. (The) Series ICON 6.60% (CME Term SOFR 3 Month + 2.39%), 02/12/2047(a)(c)		139	132,112
Metropolitan Life Global Funding I 4.15%, 08/25/2028(a)		973	975,823
New York Life Global Funding 5.00%, 01/09/2034(a)		707	720,273
New York Life Insurance Co. 3.75%, 05/15/2050(a)		2,305	1,748,254
6.75%, 11/15/2039(a)		987	1,129,187
Principal Life Global Funding II 4.25%, 08/18/2028(a)		796	798,127
4.80%, 01/09/2028(a)		903	913,773
Zurich Finance Ireland Designated Activity Co. Series E 3.00%, 04/19/2051(a)		200	180,989

			12,466,229

8 AB Sustainable Thematic Credit Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 10.5%
Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032	U.S.$	3,372	$2,841,862
American Homes 4 Rent LP 4.25%, 02/15/2028		1,787	1,789,319
4.95%, 06/15/2030		797	812,107
5.25%, 03/15/2035		383	388,275
American Tower Corp. 3.80%, 08/15/2029		197	193,358
AvalonBay Communities, Inc. 2.30%, 03/01/2030		1,940	1,794,107
Boston Properties LP 4.50%, 12/01/2028		1,400	1,402,509
6.50%, 01/15/2034		1,041	1,122,253
Crown Castle, Inc. 2.90%, 03/15/2027		1,029	1,010,210
Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	795,884
Equinix, Inc. 1.55%, 03/15/2028	U.S.$	3,501	3,298,508
ERP Operating LP 3.00%, 07/01/2029		1,552	1,492,824
Essential Properties LP 5.40%, 12/01/2035		554	555,438
Essex Portfolio LP 3.00%, 01/15/2030		298	282,255
Healthpeak OP LLC
1.35%, 02/01/2027		1,429	1,378,899
3.00%, 01/15/2030		67	63,354
3.50%, 07/15/2029		1,727	1,674,128
Newmark Group, Inc. 7.50%, 01/12/2029		367	393,154
Omega Healthcare Investors, Inc. 3.375%, 02/01/2031		392	363,290
5.20%, 07/01/2030		237	240,473
Simon Property Group LP 4.75%, 09/26/2034		572	568,194
Ventas Realty LP 4.00%, 03/01/2028		1,819	1,811,145
4.40%, 01/15/2029		621	622,570
Welltower OP LLC 2.70%, 02/15/2027		1,730	1,702,391
3.10%, 01/15/2030		1,469	1,406,196
WP Carey, Inc. 2.45%, 02/01/2032		2,154	1,896,889
4.65%, 07/15/2030		190	191,255

			30,090,847

			113,251,880

ABFunds.com	AB Sustainable Thematic Credit Portfolio 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 9.2%
Electric – 9.2%
Commonwealth Edison Co. 3.00%, 03/01/2050	U.S.$	205	$137,622
5.65%, 06/01/2054		866	884,073
Series 130 3.125%, 03/15/2051		2,763	1,884,631
Series 133 3.85%, 03/15/2052		1,874	1,450,757
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	875,885
Edison International 5.75%, 06/15/2027		580	586,769
Electricite de France SA 9.125%, 03/15/2033(a)(b)		206	238,404
Enel Finance International NV 5.125%, 06/26/2029(a)		1,080	1,107,078
7.50%, 10/14/2032(a)		200	230,517
7.75%, 10/14/2052(a)		1,414	1,748,896
Engie Energia Chile SA 6.375%, 04/17/2034(a)		741	787,779
Florida Power & Light Co. 5.30%, 06/15/2034		186	194,678
5.30%, 04/01/2053		595	584,633
5.60%, 06/15/2054		958	984,251
5.69%, 03/01/2040		866	915,766
NextEra Energy Capital Holdings, Inc. 4.685%, 09/01/2027		128	129,403
4.80%, 12/01/2077		325	317,924
6.50%, 08/15/2055		1,582	1,692,947
Niagara Energy SAC 5.75%, 10/03/2034(a)		399	410,072
Niagara Mohawk Power Corp. 2.76%, 01/10/2032(a)		1,245	1,116,628
4.65%, 10/03/2030(a)		1,749	1,761,061
5.29%, 01/17/2034(a)		1,350	1,376,683
PECO Energy Co. 4.875%, 09/15/2035		580	583,982
5.25%, 09/15/2054		439	427,008
Public Service Electric & Gas Co. 3.10%, 03/15/2032		704	652,768
RWE Finance US LLC 5.125%, 09/18/2035(a)		848	836,927
5.875%, 09/18/2055(a)		809	797,592
San Diego Gas & Electric Co. 5.35%, 04/01/2053		1,185	1,144,793
5.55%, 04/15/2054		608	604,279
Series TTT 4.10%, 06/15/2049		1,365	1,099,243

10 AB Sustainable Thematic Credit Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series WWW 2.95%, 08/15/2051	U.S.$	1,275	$833,579

			26,396,628

Natural Gas – 0.0%
Southern California Gas Co. 5.60%, 04/01/2054		101	101,823

			26,498,451

Total Corporates – Investment Grade (cost $270,794,283)			271,550,292

CORPORATES - NON-INVESTMENT GRADE – 1.8%
Industrial – 1.8%
Basic – 0.5%
Alcoa Nederland Holding BV 7.125%, 03/15/2031(a)		1,071	1,128,896
Solstice Advanced Materials, Inc. 5.625%, 09/30/2033(a)		228	227,775

			1,356,671

Capital Goods – 0.3%
Ball Corp. 6.00%, 06/15/2029		683	699,709

Consumer Cyclical - Automotive – 0.2%
IHO Verwaltungs GmbH 8.00% (8.00% Cash or 8.75% PIK), 11/15/2032(a)(d)		535	557,799

Consumer Non-Cyclical – 0.7%
CVS Health Corp. 6.75%, 12/10/2054		63	65,507
7.00%, 03/10/2055		892	937,458
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		1,111	1,056,244

			2,059,209

Technology – 0.1%
Kioxia Holdings Corp. 6.25%, 07/24/2030(a)		372	384,262

Total Corporates – Non-Investment Grade (cost $4,995,295)			5,057,650

SUPRANATIONALS – 0.4%
International Bank for Reconstruction & Development
Zero Coupon, 03/31/2027		970	920,280
1.745%, 07/31/2033(e)		300	308,108

Total Supranationals (cost $1,265,144)			1,228,388

ABFunds.com	AB Sustainable Thematic Credit Portfolio 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Chile – 0.1%
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033(a)	U.S.$	479	$500,387

Ecuador – 0.2%
Amazon Conservation DAC 6.03%, 01/16/2042(a)		316	326,903
GPS Blue Financing DAC 5.645%, 11/09/2041(f)		200	200,977

			527,880

Total Governments – Sovereign Bonds (cost $997,290)			1,028,267

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
City of New York NY Series 2025 5.39%, 10/01/2055		855	857,395
Metropolitan Transportation Authority Series 2020 5.175%, 11/15/2049		5	4,679

Total Local Governments – US Municipal Bonds (cost $861,140)			862,074

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
ReNew Pvt. Ltd. 5.875%, 03/05/2027(a) (cost $303,645)		300	299,408

		Shares
SHORT-TERM INVESTMENTS – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.96%(g)(h)(i) (cost $3,240,929)		3,240,929	3,240,929

12 AB Sustainable Thematic Credit Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.0%
Citibank, London 0.83%, 11/03/2025 (cost $55,230)	EUR	48	$55,230

Total Short-Term Investments (cost $3,296,159)			3,296,159

Total Investments – 99.0% (cost $282,512,956)			283,322,238
Other assets less liabilities – 1.0%			2,805,964

Net Assets – 100.0%			$286,128,202

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	86	December 2025	$9,931,656	$88,726
U.S. Long Bond (CBT) Futures	83	December 2025	9,736,938	304,203
U.S. Ultra Bond (CBT) Futures	132	December 2025	16,009,125	450,641

Sold Contracts
Euro-Bund Futures	4	December 2025	596,565	(5,487)
U.S. T-Note 2 Yr (CBT) Futures	51	December 2025	10,620,352	11,414
U.S. T-Note 5 Yr (CBT) Futures	194	December 2025	21,186,922	21,836
U.S. T-Note 10 Yr (CBT) Futures	22	December 2025	2,478,781	10,375

				$881,708

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank NA	EUR	315	USD	372	12/10/2025	$8,124

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2025, the aggregate market value of these securities amounted to $62,101,989 or 21.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2025.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2025.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2025.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 13

PORTFOLIO OF INVESTMENTS (continued)

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of October 31, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GPS Blue Financing DAC 5.645%, 11/09/2041	05/18/2023	$200,609	$200,977	0.07%

(g)	The rate shown represents the 7-day yield as of period end.

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

14 AB Sustainable Thematic Credit Portfolio	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $279,272,027)	$280,081,309
Affiliated issuers (cost $3,240,929)	3,240,929
Cash	901
Cash collateral due from broker	1,040,240
Foreign currencies, at value (cost $43)	42
Unaffiliated interest receivable	3,131,580
Receivable for capital stock sold	17,020
Affiliated dividends receivable	13,016
Receivable due from Adviser	8,801
Unrealized appreciation on forward currency exchange contracts	8,124

Total assets	287,541,962

Liabilities
Payable for investment securities purchased	808,000
Payable for variation margin on futures	141,704
Dividends payable	130,436
Advisory fee payable	109,263
Administrative fee payable	55,910
Payable for capital stock redeemed	34,510
Transfer Agent fee payable	3,049
Directors’ fee payable	67
Distribution fee payable	9
Accrued expenses	130,812

Total liabilities	1,413,760

Net Assets	$286,128,202

Composition of Net Assets
Capital stock, at par	$33,498
Additional paid-in capital	314,605,458
Accumulated loss	(28,510,754)

$286,128,202

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$46,000	5,385	$8.54	*

Advisor	$286,082,202	33,492,884	$8.54

*	The maximum offering price per share for Class A shares was $8.92, which reflects a sales charge of 4.25%.

See notes to financial statements.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 15

STATEMENT OF OPERATIONS

Year Ended October 31, 2025

Investment Income
Interest (net of foreign taxes withheld of $2,012)	$12,971,707
Dividends
Affiliated issuers	140,630	$13,112,337

Expenses
Advisory fee (see Note B)	1,210,619
Transfer agency—Class A	3
Transfer agency—Advisor Class	21,884
Distribution fee—Class A	85
Administrative	122,217
Custody and accounting	120,087
Audit and tax	69,530
Legal	47,851
Registration fees	38,647
Printing	28,277
Directors’ fees	20,162
Miscellaneous	22,295

Total expenses before interest expense	1,701,657
Interest expense	1,718

Total expenses	1,703,375
Less: expenses waived and reimbursed by the Adviser (see Note B)	(87,413)

Net expenses		1,615,962

Net investment income		11,496,375

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(9,086,109)
Forward currency exchange contracts		77,044
Futures		(1,527,986)
Foreign currency transactions		(434,048)
Net change in unrealized appreciation (depreciation) on:
Investments		14,908,740
Forward currency exchange contracts		34,463
Futures		1,279,540
Foreign currency denominated assets and liabilities		(667)

Net gain on investment and foreign currency transactions		5,250,977

Net Increase in Net Assets from Operations		$16,747,352

See notes to financial statements.

16 AB Sustainable Thematic Credit Portfolio	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2025	Year Ended October 31, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,496,375	$9,737,645
Net realized loss on investment and foreign currency transactions	(10,971,099)	(4,466,887)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	16,222,076	25,376,563

Net increase in net assets from operations	16,747,352	30,647,321
Distributions to Shareholders
Class A	(1,344)	(2,307)
Advisor Class	(11,188,023)	(9,794,747)
Return of Capital
Class A	(39)	– 0	–
Advisor Class	(324,739)	– 0	–
Capital Stock Transactions
Net increase	24,636,194	22,068,217

Total increase	29,869,401	42,918,484
Net Assets
Beginning of period	256,258,801	213,340,317

End of period	$286,128,202	$256,258,801

See notes to financial statements.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 17

NOTES TO FINANCIAL STATEMENTS

October 31, 2025

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of October 31, 2025. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no

18 AB Sustainable Thematic Credit Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2025:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$271,550,292		$	– 0	–	$271,550,292
Corporates – Non-Investment Grade		– 0	–	5,057,650			– 0	–	5,057,650
Supranationals		– 0	–	1,228,388			– 0	–	1,228,388
Governments – Sovereign Bonds		– 0	–	1,028,267			– 0	–	1,028,267
Local Governments – US Municipal Bonds		– 0	–	862,074			– 0	–	862,074
Emerging Markets – Corporate Bonds		– 0	–	299,408			– 0	–	299,408
Short-Term Investments:
Investment Companies		3,240,929		– 0	–		– 0	–	3,240,929
Time Deposits		55,230		– 0	–		– 0	–	55,230

Total Investments in Securities		3,296,159		280,026,079			– 0	–	283,322,238
Other Financial Instruments*:
Assets
Futures		887,195		– 0	–		– 0	–	887,195	†
Forward Currency Exchange Contracts		– 0	–	8,124			– 0	–	8,124
Liabilities
Futures		(5,487)		– 0	–		– 0	–	(5,487	)†

Total		$4,177,867		$280,034,203		$	– 0	–	$284,212,070

*

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company

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NOTES TO FINANCIAL STATEMENTS (continued)

are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the year

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NOTES TO FINANCIAL STATEMENTS (continued)

ended October 31, 2025, such reimbursements/waivers amounted to $80,610. The Expense Caps may not be terminated by the Adviser before January 31, 2026. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $70,395 for the year ended October 31, 2022. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2025, the reimbursement for such services amounted to $122,217.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2025.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the year ended October 31, 2025.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2025, such waiver amounted to $6,803.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2025 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$2,197	$121,871	$120,827	$3,241	$141

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$327,289,083		$305,160,850
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$282,589,474

Gross unrealized appreciation	$5,505,186
Gross unrealized depreciation	(4,772,422)

Net unrealized appreciation	$732,764

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2025, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty

26 AB Sustainable Thematic Credit Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2025, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$887,195	*	Payable for variation margin on futures	$5,487	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	8,124

Total		$895,319			$5,487

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(1,527,986)	$1,279,540

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	77,044	34,463

Total		$(1,450,942)	$1,314,003

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2025:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,476,243	(a)
Average principal amount of sale contracts	$1,158,346

Futures:
Average notional amount of buy contracts	$28,170,351
Average notional amount of sale contracts	$30,047,114

(a)	Positions were open for two months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank NA	$8,124	$	– 0	–	$	– 0	–	$	– 0	–	$8,124

Total	$8,124	$	– 0	–	$	– 0	–	$	– 0	–	$8,124	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended October 31, 2025		Year Ended October 31, 2024		Year Ended October 31, 2025		Year Ended October 31, 2024

Class A
Shares sold	1,606		– 0	–	$13,575		$	– 0	–

Shares issued in reinvestment of dividends	110		240		928			1,997

Shares redeemed	– 0	–	(4,312)		– 0	–		(36,800)

Net increase (decrease)	1,716		(4,072)		$14,503			$(34,803)

Advisor Class
Shares sold	7,609,221		7,076,389		$63,624,778			$58,737,614

Shares issued in reinvestment of dividends	1,130,218		993,945		9,488,910			8,276,598

Shares redeemed	(5,788,949)		(5,422,671)		(48,491,997)			(44,911,192)

Net increase	2,950,490		2,647,663		$24,621,691			$22,103,020

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund may invest in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

32 AB Sustainable Thematic Credit Portfolio	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in the statement of operations. The Fund had no borrowings outstanding from the Facility at October 31, 2025. For the year ended October 31, 2025, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 5,000,000	$ 5,000,000	5.48%

*	For 1 day borrowings were outstanding.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$11,189,367	$9,797,054
Return of Capital	324,778	– 0	–

Total taxable distributions paid	$11,514,145	$9,797,054

As of October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(29,112,948	)(a)
Unrealized appreciation (depreciation)	732,630	(b)

Total accumulated earnings (deficit)	$(28,380,318	)(c)

(a)	As of October 31, 2025, the Fund had a net capital loss carryforward of $29,112,948.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to dividends payable.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $2,707,023 and a net long-term capital loss carryforward of $26,405,925, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 AB Sustainable Thematic Credit Portfolio	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	May 10, 2021(a) to October 31, 2021
2025	2024	2023	2022

Net asset value, beginning of period	$ 8.39	$ 7.65	$ 7.74	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.34	.31	.26	.18	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	.74	(.06)	(2.32)	.13

Net increase (decrease) in net asset value from operations	.49	1.05	.20	(2.14)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.31)	(.29)	(.23)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Return of Capital	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.31)	(.29)	(.24)	(.08)

Net asset value, end of period	$ 8.54	$ 8.39	$ 7.65	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	5.97%	13.83%	2.42%	(21.48)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46	$31	$59	$58	$74

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.85%	.85%	.85%	.85%	.85	%(f)

Expenses, before waivers/ reimbursements(e)	.89%	.89%	.92%	.97%	1.14	%(f)

Net investment income(c)	4.04%	3.70%	3.20%	2.04%	1.47	%(f)

Portfolio turnover rate	116%	46%	30%	25%	31%

See footnote summary on pages 36-37.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	May 10, 2021(a) to October 31, 2021
2025	2024	2023	2022

Net asset value, beginning of period	$ 8.39	$ 7.65	$ 7.74	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.36	.33	.28	.21	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	.74	(.06)	(2.33)	.13

Net increase (decrease) in net asset value from operations	.51	1.07	.22	(2.12)	.21

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.33)	(.31)	(.25)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Return of Capital	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.33)	(.31)	(.26)	(.09)

Net asset value, end of period	$ 8.54	$ 8.39	$ 7.65	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	6.22%	14.12%	2.67%	(21.29)%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$286,082	$256,228	$213,281	$177,086	$169,185

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.60%	.60%	.60%	.60%	.60	%(f)

Expenses, before waivers/ reimbursements(e)	.63%	.64%	.67%	.72%	.93	%(f)

Net investment income(c)	4.27%	3.97%	3.46%	2.31%	1.69	%(f)

Portfolio turnover rate	116%	46%	30%	25%	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

36 AB Sustainable Thematic Credit Portfolio	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,				May 10, 2021(a) to October 31, 2021(f)
	2025	2024	2023	2022
Class A
Net of waivers/reimbursements	.85%	.85%	.85%	.85%	.85%
Before waivers/reimbursements	.89%	.89%	.92%	.97%	1.14%
Advisor Class
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.63%	.64%	.67%	.72%	.93%

(f)	Annualized.

See notes to financial statements.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Sustainable Thematic Credit Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Thematic Credit Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 10, 2021 (commencement of operations) through October 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period from May 10, 2021 (commencement of operations) through October 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

38 AB Sustainable Thematic Credit Portfolio	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2025

ABFunds.com	AB Sustainable Thematic Credit Portfolio 39

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2025. For foreign shareholders, 70.71% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $11,527,223 of distributions paid during the fiscal year ended October 31, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

40 AB Sustainable Thematic Credit Portfolio	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Credit Portfolio (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Sustainable Thematic Credit Portfolio 41

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information for this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that that Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly

42 AB Sustainable Thematic Credit Portfolio	ABFunds.com

owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the periods reviewed and determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and

ABFunds.com	AB Sustainable Thematic Credit Portfolio 43

sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was equal to the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect

44 AB Sustainable Thematic Credit Portfolio	ABFunds.com

a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ABFunds.com	AB Sustainable Thematic Credit Portfolio 45

NOTES

46 AB Sustainable Thematic Credit Portfolio	ABFunds.com

NOTES

ABFunds.com	AB Sustainable Thematic Credit Portfolio 47

NOTES

48 AB Sustainable Thematic Credit Portfolio	ABFunds.com

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

STC-0151-1025

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

There were no shareholder meetings during the reporting period.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 30, 2025